                                                                    Exhibit 24.1

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is an Officer of Alco Capital Resource, Inc. ("Alco Capital").

     The undersigned hereby appoints each of O. Gordon Brewer, Jr., Kathleen
M. Burns, Michael J. Dillon and Robert M. Kearns as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-3 and all amendments for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorneys-in-fact may deem necessary or desirable.

     Dated this 24th day of May, 1994





/s/ Richard P. Maier
- ------------------------------
Richard P. Maier

                                                                    Exhibit 24.2
                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is an Officer of Alco Capital Resource, Inc. ("Alco Capital").

     The undersigned hereby appoints each of O. Gordon Brewer, Jr., Kathleen
M. Burns, Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-3 and all amendments for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorneys-in-fact may deem necessary or desirable.

     Dated this 24th day of May, 1994





/s/ Robert M. Kearns
- ------------------------------
Robert M. kearns

                                                                    Exhibit 24.3
                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Capital Resource, Inc. ("Alco Capital").

     The undersigned hereby appoints each of O. Gordon Brewer, Jr., Kathleen
M. Burns, Michael J. Dillon and Robert M. Kearns as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-3 and all amendments for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorneys-in-fact may deem necessary or desirable.

     Dated this 24th day of May, 1994





/s/ James E. Head
- ------------------------------
James E. Head